UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 27, 2006
                           ---------------------------
                Date of Report (Date of earliest event reported)


                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-45241                  22-3542636
       ------------                 -------------              --------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

         On October 27 2006, the Registrant issued a press release announcing that it had met with the U.S. Food and Drug Administration (the "FDA") for a Type C clinical guidance meeting regarding ELI-216, the Registrant's abuse deterrent oxycodone hydrochloride product. The FDA provided guidance and comments on the New Drug Application 505(b)2 program proposed by the Registrant that are helpful in understanding the steps needed to complete the entire developmental program for ELI-216. A copy of the press release is attached hereto as exhibit 99.1.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            99.1.   Press Release, dated October 27, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: October 27, 2006

                                             ELITE PHARMACEUTICALS, INC.


                                             By: /s/ Bernard Berk
                                                 -----------------------------
                                                 Name:  Bernard Berk
                                                 Title: Chief Executive Officer







                                       2